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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 17, 1994
                                                 ---------------------

                              GRUBB & ELLIS COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                                  1-8122               94-1424307
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(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
OF INCORPORATION)                      FILE NUMBER)        IDENTIFICATION NO.)



One Montgomery Street, Telesis Tower, San Francisco, California            94104
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE               (415) 956-1990
                                                  -----------------------------


                                    no change
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Effective November 17, 1994, Grubb & Ellis Company (the "Company") sold certain assets related to its Southern California residential brokerage operations to Newco Realty Corp. (the "Buyer"), which is owned by Dennis Gordon, John Tillotson, Javier Uribe, and Charles Neubauer (the "Principals"). The Company had operated nine residential brokerage offices in Southern California. The Buyer hired the real estate agents and employees who had previously worked in such offices. The consideration for the transaction was arrived at through arms-length negotiations between the parties, and consisted of a preliminary cash payment representing the proration of certain prepaid expenses, an agreement to pay to the Company a portion of the real estate commissions to be received from certain pending real estate transactions and listings, and the assumption by the Buyer of the Company's obligations under certain real property and equipment leases related to the sold operations. The Company is not aware of any material relationships between the Company and its directors, officers, or associates thereof, on the one hand, and Newco or the Principals, on the other hand. Certain agreements pertaining to the sale are filed as exhibits to this Report and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Inapplicable.

          (b)  Pro forma financial information.

               It is impracticable for the registrant to provide the required pro forma financial information at the time of filing this report. The registrant intends to file the information within thirty days of the date of filing this Report.

          (c)  The following exhibits are filed as part of this Report:

               Exhibit
               Number
               ------
               10.1 Agreement dated November 8, 1994 among Grubb & Ellis
                    Company, Newco Realty Corp., Dennis Gordon, John Tillotson, Javier Uribe, and Charles Neubauer.


                                        2
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS. (Continued)

               10.2 Servicemark License Agreement dated November 17, 1994 between Grubb & Ellis Company and Newco Realty Corp.

               10.3 Guaranty dated November 8, 1994 executed by Dennis Gordon,
                    Javier Uribe, John Tillotson and Charles Neubauer.

               99.1 Press Release of Grubb & Ellis Company dated November 18,
                    1994.



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRUBB & ELLIS COMPANY
                                        (Registrant)

Date: December 1,  1994                 By: /s/ Robert J. Hanlon, Jr.
                                            -----------------------------
                                            Robert J. Hanlon, Jr.
                                            Chief Financial Officer


                                        3
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                                EXHIBIT INDEX

Exhibit
Number
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10.1      Agreement dated November 8, 1994 among Grubb & Ellis Company, Newco
          Realty Corp., Dennis Gordon, John Tillotson, Javier Uribe, and Charles Neubauer.

10.2 Servicemark License Agreement dated November 17, 1994 between Grubb & Ellis Company and Newco Realty Corp.

10.3 Guaranty dated November 8, 1994 executed by Dennis Gordon, Javier Uribe, John Tillotson and Charles Neubauer.

99.1      Press Release of Grubb & Ellis Company dated November 18, 1994.